Exhibit 10.13

CERTIFICATE OF AMENDMENT

TO THE 2004 STOCK INCENTIVE PLAN OF

MOTRICITY, INC.

The 2004 Stock Incentive Plan of Motricity, Inc. (the “Plan”) is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Thirty-Four Million Three Hundred Seven Thousand Nine Hundred Ninety-Nine (34,307,999) shares.”

Adopted by the Board of Directors of the Company by written consent on the      day of July, 2006.

/s/ Nathan A. Gooden
Nathan A. Gooden, Secretary

CERTIFICATE OF AMENDMENT

TO THE 2004 STOCK INCENTIVE PLAN OF

MOTRICITY, INC.

The 2004 Stock Incentive Plan of Motricity, Inc. (the “Plan”) is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Twenty-Six Million Three Hundred Seven Thousand Nine Hundred Ninety-Nine (26,307,999) shares.”

Adopted by the Board of Directors of the Company by written consent on the 9th day of November, 2005.

/s/ Nathan A. Gooden
Nathan A. Gooden, Secretary

CERTIFICATE OF AMENDMENT

TO THE 2004 STOCK INCENTIVE PLAN OF

MOTRICITY, INC.

The 2004 Stock Incentive Plan of Motricity, Inc. (the “Plan”) is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Twenty-Four Million Five Hundred Fifty-Seven Thousand Nine Hundred Ninety-Nine (24,557,999) shares.”

Adopted by the Board of Directors of the Company by written consent on the 4th day of August, 2005.

/s/ Nathan A. Gooden
Nathan A. Gooden, Secretary

AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

OF MOTRICITY, INC.

As amended through: August 4, 2005

AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

OF MOTRICITY, INC.

Recitals

WHEREAS, the Board of Directors of Motricity, Inc. adopted the 2004 Stock Incentive Plan of Motricity, Inc. on March 19, 2004 (the “Plan”); and

WHEREAS, the Board amended the Plan on April 29, 2004.

NOW THEREFORE, the Plan is amended and completely restated as set forth herein.

1.	Purpose

The purpose of the Amended and Restated 2004 Stock Incentive Plan of Motricity, Inc. (the “Plan”) is to encourage and enable selected employees, directors and independent contractors of Motricity, Inc. (Motricity, Inc., together with any successor corporation thereto, being referred to herein as the “Corporation”) and its related entities to acquire or to increase their holdings of common stock of the Corporation, $0.001 par value (such common stock, together with the voting common stock of any successor to the Corporation, being referred to herein as the “Common Stock”), in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of benefits (referred to herein individually as an “Award” and collectively as “Awards”) to selected Participants. Awards granted under the Plan may include incentive stock options (“Incentive Options”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“Nonqualified Options”) and stock awards in the form of bonus stock (“Bonus Stock”) and restricted stock awards (“Restricted Stock Awards”). Incentive Options and Nonqualified Options shall be referred to herein collectively as “Options” Bonus Stock Awards and Restricted Stock Awards shall be referred to herein collectively as “Stock Awards.”

2.	Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) or, upon its delegation, by a committee of the Board of Directors (the “Committee”). In the event that the Corporation shall become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee shall be comprised solely of “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3, unless the Board determines otherwise. Further, in the event that the provisions of Section 162(m) of the Code or related regulations become applicable to the Corporation, the Plan shall be administered by a committee comprised of “outside directors” (as such term is defined in Section 162(m) and related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

(b) In addition to action by meeting in accordance with applicable law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. All determinations of the Administrator with respect to the Plan and any Award or Agreement will be final and binding on the Corporation and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s certificate of incorporation, bylaws and applicable law.

3.	Effective Date

The effective date of the Plan shall be March 19, 2004 (the “Effective Date”). The Plan shall continue in effect until March 18, 2014, unless the Plan is terminated earlier by the Board pursuant to Section 11(a) herein; provided, however, that Awards which are outstanding at the time of termination of the Plan shall (unless an Award Agreement provides otherwise) continue in accordance with their terms.

4.	Shares of Stock Subject to the Plan; Award Limitations

(a) Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Twenty-Four Million Five Hundred Fifty-Seven Thousand Nine Hundred Ninety-Nine (24,557,999) shares. To the extent required pursuant to Section 162(m) of the Code, during any 12-month period, no Participant may be granted Awards for more than Four Million (4,000,000) shares of Common

Stock (or the equivalent value thereof based on the Fair Market Value (as defined in Section 6(c)(ii)) per share of the Common Stock on the date of grant of an Award); provided, however, that the Award limitation imposed pursuant to this Section 4(a) shall be subject to adjustment as provided in Section 4(c) herein. Shares issuable under the Plan shall be authorized but unissued shares or shares acquired on the open market or in private transactions.

(b) The corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award expires, is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Award granted under the Plan is satisfied by tendering or withholding shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

(c) If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation affecting the Common Stock effected without receipt of consideration by the Corporation (excluding conversion of convertible securities of the Corporation), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable.

5.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an employee of the Corporation or a related entity, (ii) a director of the Corporation or a related entity, or (iii) an independent contractor, consultant or advisor (each, an “independent contractor”) providing services to the Corporation or a related entity. For this purpose, an individual shall be considered to be an “employee” only if there exists between the individual and the Corporation or a related entity the legal and bona fide relationship of employer and employee.

(b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation. Notwithstanding the foregoing, an individual who owns more than 10% of the total combined voting power of the Corporation or a related corporation may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(c)(ii) herein), and the Option Period (as defined in Section 6(d)(i) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, reorganization or similar business combination involving the Corporation or a related entity, the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and applicable law (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

(d) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an Award shall be granted (a “Participant”).

6.	Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan; provided, however, that Incentive Options may only be granted to employees of the Corporation or a related corporation. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or non-qualifying portion thereof) shall be treated as a Nonqualified Option.

(b) Option Price: The price per share at which an option may be exercised (the “Option Price”) shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Incentive Option shall be no less than 100% of the Fair Market Value per share of the Common Stock, as determined in accordance with Section 6(c)(ii) on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock.

(c) Date of Grant; Fair Market Value:

(i) An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

(ii) For the purposes of the Plan, the “Fair Market Value” per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted or other determination is made (each, a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

(iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein and will apply to any Incentive Option granted after the date of such amendment.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The term of an Option (the “Option Period”) shall be determined by the Administrator at the time the Option is granted and stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which and the terms and conditions pursuant to which an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or check; provided that, where expressly permitted by the Administrator and applicable law, payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period determined by the Administrator and otherwise acceptable to the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(c)(ii). For the purposes herein, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

(A) An Option shall not be affected by any change in the terms, conditions or status of the Participant’s employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

(B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. For the purposes of the Plan, “disability” shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement to which the Participant is a party, or if no such agreement applies, “disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the date of a Participant’s termination of employment or service for any reason (the “termination date”).

(C) Unless the Administrator determines otherwise, if the employment of a Participant is terminated because of disability or death, the Option may be exercised only to the extent exercisable on the Participant’s termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of one year next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason other than disability, death or for “cause,” his Option may be exercised to the extent exercisable on his termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant’s date of termination of employment as the termination date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(E) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for “cause,” his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. For purposes of the Plan, unless the Administrator determines otherwise, a Participant’s termination shall be for “cause” if such termination results from the participant’s (X) termination for “cause” under the Participant’s employment, consulting or other agreement with the Corporation or a related entity, if any; or (Y) if the Participant has not entered into any such employment, consulting or other agreement, then the Participant’s termination shall be for “cause” if termination results due to the Participant’s (i) dishonesty or conviction of a crime; (ii) failure to perform his duties for the Corporation or a related entity to the satisfaction of the Corporation; or (iii) engaging in conduct that could be damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “cause” shall be made by the Administrator and its determination shall be final and conclusive.

(F) Notwithstanding the foregoing, the Administrator shall have authority, in its discretion, to extend the period during which an Option may be exercised or modify the other terms and conditions of exercise, or both.

(iv) Unless the Administrator determines otherwise, an Option granted to a Participant who was a non-employee director of the Corporation or a related entity at the time of grant may be exercised only to the extent exercisable on the date of the Participant’s termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of such a Participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise, an Option granted to a Participant who was an independent contractor of the Corporation or a related entity at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(d)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant’s termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of such a Participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(vi) A Participant and his legal representatives, legatees or distributes shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 6(d)(ii)(C) herein). Shares issued upon exercise of an Option shall be subject to any restrictions applicable under the Plan (including but not limited to the provisions of Section 12), the Award Agreement or any other applicable agreements.

(vii) If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(e) Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

7.	Stock Awards

(a) Grant and Vesting of Stock Awards: Subject to the terms of the Plan, the Administrator may in its sole and absolute discretion grant Stock Awards to such eligible individuals, for such numbers of shares, upon such terms and at such times as the Administrator shall determine. Stock Awards shall be payable in shares of Common Stock. The Administrator may grant Stock Awards in the form of shares of Bonus Stock that vest immediately upon grant and that are not subject to any forfeiture conditions. The Administrator also may grant Stock Awards in the form of Restricted Stock Awards that are subject to certain conditions, which conditions must be met in order for the Stock Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Such conditions may include but are not limited to continued service for a certain period of time, attainment of performance objectives, retirement, displacement, disability, death, or a combination of these factors. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, which factors may include but are not limited to one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization (“EBITDA”)); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price or total stockholder return; (xiv) market share; (xv) revenues or sales; (xvi) costs; (xvii) cash flow; (xviii) working capital; (xix) return on assets; (xx) economic wealth created; and (xxi) strategic business criteria. The Administrator also shall determine the nature, length and starting date, if any, during which a Stock Award may vest (the “restriction period”). The Administrator shall have sole authority to determine whether and to what degree Stock Awards have vested and been earned (collectively, “vested”) and to establish and interpret the terms and conditions of Stock Awards and the provisions herein. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise vested shall become vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient.

(b) Forfeiture of Stock Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall terminate for any reason and all or part of a Stock Award has not vested pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(c) Share Certificates: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Stock Award shall be issued in the name of the Participant as soon as practicable after the Stock Award has vested (in whole or in part). The Participant shall not be deemed to be the holder of any shares subject to the Stock Award and shall not have any rights of a stockholder unless and until certificates for all or a portion of the shares have been issued to him. The Administrator may require, as a condition to the grant of the Award and the issuance of the shares, that the Participant deposit certificates representing the shares subject to a Stock Award, together with stock powers or other instruments approved by the Corporation, appropriately endorsed in blank, with the Corporation or an agent designated by the Corporation to hold in escrow until such restrictions or any other conditions established by the Administrator have lapsed or terminated, and the Corporation may cause a legend or legends referencing such restrictions to be placed on the certificates.

(d) Rights as a Stockholder: Unless the Administrator determines otherwise, upon the issuance of a certificate for the shares to a Participant, the Participant shall have such rights and incidents of ownership of the shares of Common Stock acquired pursuant to the Stock Award, including the right to vote and to receive dividends when and if paid by the Corporation and to exercise such additional rights with respect to the shares, as are permitted by the Plan, the Award Agreement and applicable law; provided, however, that (i) any unvested shares subject to a Restricted Stock Award (and any related dividend rights, voting rights or other rights as a stockholder) shall be subject to forfeiture as provided in Section 8 herein, and (ii) shares issued upon exercise of a Stock Award shall be subject to any restrictions applicable under the Plan (including but not limited to the provisions of Section 12), the Award Agreement or any other applicable agreements.

(e) Nontransferability of Stock Awards: Unless the Administrator determines otherwise, Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession.

8.	Withholding

The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Corporation may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any other local, state, federal or foreign income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

9.	Amendment and Termination of the Plan

(a) General: The Plan and any Award granted under the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law; and (ii) amendment or termination of an Award shall not, without the consent of a recipient of an Award, materially adversely affect the rights of the recipient with respect to an outstanding Award.

(b) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events: The Administrator shall have authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any related entity, or the financial statements of the Corporation or any related entity, or of changes in applicable law or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable law.

(c) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator may in its discretion cause any Award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator, made to the holder of such canceled Award.

10.	Restrictions on Awards and Shares

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation may require a

Participant or other person to become a party to an Award Agreement, stockholder’s agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 12 herein, the Award Agreement and any other applicable agreements. The acquisition of stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 12, the Award Agreement and any other applicable agreements.

(b) Compliance with Applicable Law, Rules and Regulations: The Corporation may impose such restrictions on Awards and shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with applicable law (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable law or as may be advised by legal counsel.

11.	Agreement

The grant of any Award under the Plan shall be evidenced by the execution of an Award Agreement (the “Agreement” or the “Award Agreement”) between the Corporation and the Participant. Such Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions including but not limited to terms, conditions and restrictions applicable to shares subject to an Award, as may be established by the Administrator.

12.	No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Corporation or a related entity as an employee, director or independent contractor or to interfere in any way with the right of the Corporation or a related entity to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or determined by the Administrator, (i) all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service; and (ii) Awards granted under the Plan shall not be affected by any change in the duties or position of the Participant, as long as such individual remains an employee of, or in service to, the Corporation or a related entity as the case may be.

13.	Section 16(b) Compliance

To the extent that any Participants in the Plan are or become subject to Section 16(b) of the Exchange Act, it is the intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. If any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provisions shall be deemed null and void. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are individuals subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

14.	Code Section 162(m) Performance-Based Compensation

To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to covered employees (as such term is defined in Section 162(m) and related regulations) will constitute qualified “performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, the provisions of the Plan shall be administered and interpreted in a manner consistent with Section 162(m) and related regulations to the extent to which Section 162(m) is applicable.

15.	Unfunded Plan; Other Compensation and Benefit Plans

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related entity, including, without limitation, any specific funds, assets or other property which the Corporation or any related entity, in its discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related entity. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

(b) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(c) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any related entity, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any related entity.

16.	Applicable Law

The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of laws.

17.	Stockholder Approval

The Plan is subject to approval by the stockholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

18.	Deferrals

The Administrator may permit or require a Participant to defer receipt of the delivery of shares of Common Stock or other benefit that would otherwise be due pursuant to the exercise, vesting or earning of an Award. If any such deferral is required or permitted, the Administrator shall, in its discretion, establish rules and procedures for such deferrals.

19.	Beneficiary Designation

The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.

20.	Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan may earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish.

21.	Certain Definitions

Terms defined in the Plan shall have the meanings ascribed to them for purposes of the Plan. In addition to other terms defined in the Plan, the following terms shall have the meanings indicated:

(a) ‘Parent” or “parent corporation” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

(b) “Predecessor” or “predecessor corporation” means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

(c) “Related corporation” means any parent, subsidiary or predecessor of the Corporation, and “related entity” means any related corporation or any other business entity which is an affiliate controlled by the Corporation; provided, however, that the term “related entity” shall be construed in a manner in accordance with the registration provisions under applicable federal securities laws.

(d) “Subsidiary” or “subsidiary corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in another corporation in the chain.

22.	Gender and Number

Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

23.	Successors and Assigns

The Plan shall be binding upon the Corporation, its successors and assigns, and the Participants, their executors, administrators, guardians and permitted transferees and beneficiaries.

24.	Severability

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

25.	Rules of Construction

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

CERTIFICATE OF AMENDMENT

TO THE 2004 STOCK INCENTIVE PLAN OF

POWER BY HAND, INC.

The 2004 Stock Incentive Plan of Power By Hand, Inc. (the “Plan”) is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Twenty Million Five Hundred Fifty-Seven Thousand Nine Hundred Ninety-Nine (20,557,999) shares.”

Adopted by the Board of Directors of the Company by written consent on the 21st day of October, 2004.

/s/ Nathan A. Gooden
Nathan A. Gooden, Secretary

AMENDED AND RESTATED

2004 STOCK INCENTIVE PLAN

OF POWERBYHAND, INC.

Recitals

WHEREAS, the Board of Directors of PowerByHand, Inc. adopted the 2004 Stock Incentive Plan of PowerByHand, Inc. on March 19, 2004 (the “Plan”); and

WHEREAS, the Board amended the Plan on April 29, 2004.

NOW THEREFORE, the Plan is amended and completely restated as set forth herein.

1.	Purpose

The purpose of the Amended and Restated 2004 Stock Incentive Plan of PowerByHand, Inc. (the “Plan”) is to encourage and enable selected employees, directors and independent contractors of PowerByHand, Inc. (PowerByHand, Inc., together with any successor corporation thereto, being referred to herein as the “Corporation”) and its related entities to acquire or to increase their holdings of common stock of the Corporation, $0.001 par value (such common stock, together with the voting common stock of any successor to the Corporation, being referred to herein as the “Common Stock”), in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of benefits (referred to herein individually as an “Award” and collectively as “Awards”) to selected Participants. Awards granted under the Plan may include incentive stock options (“Incentive Options”) intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“Nonqualified Options”) and stock awards in the form of bonus stock (“Bonus Stock”) and restricted stock awards (“Restricted Stock Awards”). Incentive Options and Nonqualified Options shall be referred to herein collectively as “Options.” Bonus Stock Awards and Restricted Stock Awards shall be referred to herein collectively as “Stock Awards”

2.	Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) or, upon its delegation, by a committee of the Board of Directors (the “Committee”). In the event that the Corporation shall become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee shall be comprised solely of “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3, unless the Board determines otherwise. Further, in the event that the provisions of Section 162(m) of the Code or related regulations become applicable to the Corporation, the Plan shall be administered by a committee comprised of “outside directors” (as such term is defined in Section 162(m) and related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

(b) In addition to action by meeting in accordance with applicable law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. All determinations of the Administrator with respect to the Plan and any Award or Agreement will be final and binding on the Corporation and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s certificate of incorporation, bylaws and applicable law.

3.	Effective Date

The effective date of the Plan shall be March 19, 2004 (the “Effective Date”). The Plan shall continue in effect until March 18, 2014, unless the Plan is terminated earlier by the Board pursuant to Section 11(a) herein; provided, however, that Awards which are outstanding at the time of termination of the Plan shall (unless an Award Agreement provides otherwise) continue in accordance with their terms.

4.	Shares of Stock Subject to the Plan; Award Limitations

(a) Subject to adjustments as provided in Section 4(c), the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be Ten Million Six Hundred Ninety-Seven Thousand Eight Hundred Sixty-Seven (10,697,867) shares. To the extent required pursuant to Section 162(m) of the Code, during any 12-month period, no Participant may be granted Awards for more than Four Million (4,000,000) shares of Common Stock (or the equivalent value thereof based on the Fair Market Value (as defined in Section 6(c)(ii)) per share of the Common Stock on the date of grant of an Award); provided, however, that the Award limitation imposed pursuant to this Section 4(a) shall be subject to adjustment as provided in Section 4(c) herein. Shares issuable under the Plan shall be authorized but unissued shares or shares acquired on the open market or in private transactions.

(b) The corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. To the extent that any shares of Common Stock subject to an Award are not delivered to a Participant (or his beneficiary) because the Award expires, is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an Award granted under the Plan is satisfied by tendering or withholding shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered or withheld shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

(c) If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation affecting the Common Stock effected without receipt of consideration by the Corporation (excluding conversion of convertible securities of the Corporation), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable.

5.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an employee of the Corporation or a related entity, (ii) a director of the Corporation or a related entity, or (iii) an independent contractor, consultant or advisor (each, an “independent contractor”) providing services to the Corporation or a related entity. For this purpose, an individual shall be considered to be an “employee” only if there exists between the individual and the Corporation or a related entity the legal and bona fide relationship of employer and employee.

(b) With respect to the grant of Incentive Options, the individual does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation. Notwithstanding the foregoing, an individual who owns more than 10% of the total combined voting power of the Corporation or a related corporation may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock (as defined in Section 6(c)(ii) herein), and the Option Period (as defined in Section 6(d)(i) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, reorganization or similar business combination involving the Corporation or a related entity, the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and applicable law (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

(d) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an Award shall be granted (a “Participant”).

6.	Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan; provided, however, that Incentive Options may only be granted to employees of the Corporation or a related corporation. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or non-qualifying portion thereof) shall be treated as a Nonqualified Option.

(b) Option Price: The price per share at which an option may be exercised (the “Option Price”) shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Incentive Option shall be no less than 100% of the Fair Market Value per share of the Common Stock, as determined in accordance with Section 6(c)(ii) on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock.

(c) Date of Grant; Fair Market Value:

(i) An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

(ii) For the purposes of the Plan, the “Fair Market Value” per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted or other determination is made (each, a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

(iii) In no event shall there first become exercisable by an employee in any one calendar year Incentive Options granted by the Corporation or any related corporation with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein and will apply to any Incentive Option granted after the date of such amendment.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The term of an Option (the “Option Period”) shall be determined by the Administrator at the time the Option is granted and stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation, as provided in Section 5(b) herein). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which and the terms and conditions pursuant to which an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or check; provided that, where expressly permitted by the Administrator and applicable law, payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period determined by the Administrator and otherwise acceptable to the Administrator;

(B) By shares of Common Stock withheld upon exercise;

(C) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(c)(ii). For the purposes herein; a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the Option was granted, subject to the following:

(A) An Option shall not be affected by any change in the terms, conditions or status of the Participant’s employment, provided that the Participant continues to be an employee of the Corporation or a related corporation.

(B) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. For the purposes of the Plan, “disability” shall have the meaning ascribed to the term in any employment agreement, consulting agreement or other similar agreement to which the Participant is a party, or if no such agreement applies. “disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the date of a Participant’s termination of employment or service for any reason (the “termination date”).

(C) Unless the Administrator determines otherwise, if the employment of a Participant is terminated because of disability or death, the Option may be exercised only to the extent exercisable on the Participant’s termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of one year next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason other than disability, death or for “cause,” his Option may be exercised to the extent exercisable on his termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant’s date of termination of employment as the termination date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(E) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for “cause,” his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. For purposes of the Plan, unless the Administrator determines otherwise, a Participant’s termination shall be for “cause” if such termination results from the participant’s (X) termination for “cause” under the Participant’s employment, consulting or other agreement with the Corporation or a related entity, if any; or (Y) if the Participant has not entered into any such employment, consulting or other agreement, then the Participant’s termination shall be for “cause” if termination results due to the Participant’s (i) dishonesty or conviction of a crime; (ii) failure to perform his duties for the Corporation or a related entity to the satisfaction of the Corporation; or (iii) engaging in conduct that could be damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “cause” shall be made by the Administrator and its determination shall be final and conclusive.

(F) Notwithstanding the foregoing, the Administrator shall have authority, in its discretion, to extend the period during which an Option may be exercised or modify the other terms and conditions of exercise, or both.

(iv) Unless the Administrator determines otherwise, an Option granted to a Participant who was a non-employee director of the Corporation or a related entity at the time of grant may be exercised only to the extent exercisable on the date of the Participant’s termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of such a Participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date, extend the period during which an Option maybe exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise, an Option granted to a Participant who was an independent contractor of the Corporation or a related entity at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(d)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant’s termination of service to the Corporation or a related entity (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the termination date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of such a Participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(vi) A Participant and his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 6(d)(ii)(C) herein). Shares issued upon exercise of an Option shall be subject to any restrictions applicable under the Plan (including but not limited to the provisions of Section 12), the Award Agreement or any other applicable agreements.

(vii) If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(e) Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

7.	Stock Awards

(a) Grant and Vesting of Stock Awards: Subject to the terms of the Plan, the Administrator may in its sole and absolute discretion grant Stock Awards to such eligible individuals, for such numbers of shares, upon such terms and at such times as the Administrator shall determine. Stock Awards shall be payable in shares of Common Stock. The Administrator may grant Stock Awards in the form of shares of Bonus Stock that vest immediately upon grant and that are not subject to any forfeiture conditions. The Administrator also may grant Stock Awards in the form of Restricted Stock Awards that are subject to certain conditions, which conditions must be met in order for the Stock Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Such conditions may include but are not limited to continued service for a certain period of time, attainment of performance objectives, retirement, displacement, disability, death, or a combination of these factors. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, which factors may include but are not limited to one or more of the following criteria: (i) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization (‘EBITDA”)); (ii) net income; (iii) operating income; (iv) earnings per share; (v) book value per share; (vi) return on stockholders’ equity; (vii) return on investment; (viii) return on capital; (ix) improvements in capital structure; (x) expense management; (xi) profitability of an identifiable business unit or product; (xii) maintenance or improvement of profit margins; (xiii) stock price or total stockholder return; (xiv) market share; (xv) revenues or sales; (xvi) costs; (xvii) cash flow; (xviii) working capital; (xix) return on assets; (xx) economic wealth created; and (xxi) strategic business criteria. The Administrator also shall determine the nature, length and starting date, if any, during which a Stock Award may vest (the “restriction period”). The Administrator shall have sole authority to determine whether and to what degree Stock Awards have vested and been earned (collectively, ‘vested”) and to establish and interpret the terms and conditions of Stock Awards and the provisions herein. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise vested shall become vested in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient.

(b) Forfeiture of Stock Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall terminate for any reason and all or part of a Stock Award has not vested pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(c) Share Certificates: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Stock Award shall be issued in the name of the Participant as soon as practicable after the Stock Award has vested (in whole or in part). The Participant shall not be deemed to be the holder of any shares subject to the Stock Award and shall not have any rights of a stockholder unless and until certificates for all or a portion of the shares have been issued to him. The Administrator may require, as a condition to the grant of the Award and the issuance of the shares, that the Participant deposit certificates representing the shares subject to a Stock Award, together with stock powers or other instruments approved by the Corporation, appropriately endorsed in blank, with the Corporation or an agent designated by the Corporation to hold in escrow until such restrictions or any other conditions established by the Administrator have lapsed or terminated, and the Corporation may cause a legend or legends referencing such restrictions to be placed on the certificates.

(d) Rights as a Stockholder: Unless the Administrator determines otherwise, upon the issuance of a certificate for the shares to a Participant, the Participant shall have such rights and incidents of ownership of the shares of Common Stock acquired pursuant to the Stock Award, including the right to vote and to receive dividends when and if paid by the Corporation and to exercise such additional rights with respect to the shares, as are permitted by the Plan, the Award Agreement and applicable law; provided, however, that (i) any unvested shares subject to a Restricted Stock Award (and any related dividend rights, voting rights or other rights as a stockholder) shall be subject to forfeiture as provided in Section 8 herein, and (ii) shares issued upon exercise of a Stock Award shall be subject to any restrictions applicable under the Plan (including but not limited to the provisions of Section 12), the Award Agreement or any other applicable agreements.

(e) Non transferability of Stock Awards: Unless the Administrator determines otherwise, Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession.

8.	Withholding

The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Corporation may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any other local, state, federal or foreign income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

9.	Amendment and Termination of the Plan

(a) General: The Plan and any Award granted under the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law; and (ii) amendment or termination of an Award shall not, without the consent of a recipient of an Award, materially adversely affect the rights of the recipient with respect to an outstanding Award.

(b) Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events: The Administrator shall have authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any related entity, or the financial statements of the Corporation or any related entity, or of changes in applicable law or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable law.

(c) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator may in its discretion cause any Award granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator, made to the holder of such canceled Award.

10.	Restrictions on Awards and Shares

(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation may require a Participant or other person to become a party to an Award Agreement, stockholder’s agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 12 herein, the

Award Agreement and any other applicable agreements. The acquisition of stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 12, the Award Agreement and any other applicable agreements.

(b) Compliance with Applicable Law, Rules and Regulations: The Corporation may impose such restrictions on Awards and shares representing Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with applicable law (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable law or as may be advised by legal counsel.

11.	Agreement

The grant of any Award under the Plan shall be evidenced by the execution of an Award Agreement (the “Agreement” or the “Award Agreement”) between the Corporation and the Participant. Such Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares subject to an Award, as may be established by the Administrator.

12.	No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employ or service of the Corporation or a related entity as an employee, director or independent contractor or to interfere in any way with the right of the Corporation or a related entity to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan or determined by the Administrator, (i) all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service; and (ii) Awards granted under the Plan shall not be affected by any change in the duties or position of the Participant, as long as such individual remains an employee of, or in service to, the Corporation or a related entity as the case may be.

13.	Section 16(b) Compliance

To the extent that any Participants in the Plan are or become subject to Section 16(b) of the Exchange Act, it is the intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule I 6b-3 or any successor rules thereto. If any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provisions shall be deemed null and void. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are individuals subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

14.	Code Section 162(m) Performance-Based Compensation

To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to covered employees (as such term is defined in Section 162(m) and related regulations) will constitute qualified “performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, the provisions of the Plan shall be administered and interpreted in a manner consistent with Section 162(m) and related regulations to the extent to which Section 162(m) is applicable.

15.	Unfunded Plan; Other Compensation and Benefit Plans

(a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related entity, including, without limitation, any specific funds, assets or other property which the Corporation or any related entity, in its discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related entity. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

(b) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the teams of such plan or as may be determined by the Administrator.

(c) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any related entity, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any related entity.

16.	Applicable Law

The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of laws.

17.	Stockholder Approval

The Plan is subject to approval by the stockholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.

18.	Deferrals

The Administrator may permit or require a Participant to defer receipt of the delivery of shares of Common Stock or other benefit that would otherwise be due pursuant to the exercise, vesting or earning of an Award. If any such deferral is required or permitted, the Administrator shall, in its discretion, establish rules and procedures for such deferrals.

19.	Beneficiary Designation

The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.

20.	Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan may earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish.

21.	Certain Definitions

Terms defined in the Plan shall have the meanings ascribed to them for purposes of the Plan. In addition to other terms defined in the Plan, the following terms shall have the meanings indicated:

(a) “Parent” or “parent corporation” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

(b) “Predecessor” or “predecessor corporation” means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

(c) “Related corporation” means any parent, subsidiary or predecessor of the Corporation, and “related entity” means any related corporation or any other business entity which is an affiliate controlled by the Corporation; provided, however, that the term “related entity” shall be construed in a manner in accordance with the registration provisions under applicable federal securities laws.

(d) “Subsidiary” or “subsidiary corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in another corporation in the chain.

22.	Gender and Number

Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

23.	Successors and Assigns

The Plan shall be binding upon the Corporation, its successors and assigns, and the Participants, their executors, administrators, guardians and permitted transferees and beneficiaries.

24.	Severability

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

25.	Rules of Construction

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

CERTIFICATE OF AMENDMENT

TO THE 1999 STOCK OPTION PLAN OF

PINPOINT NETWORKS, INC.

The 1999 Stock Option Plan of Pinpoint Networks, Inc. (the “Plan”) is hereby amended as follows:

1.	The second sentence of Section 4 of the Plan is hereby deleted in its entirety and replaced with the following:

“The shares of common stock that may be issued and sold pursuant to options shall not exceed in the aggregate 5,743,745 of the authorized but unissued shares of the Corporation, including shares purchased on the open market.”

Adopted by the Board of Directors and stockholders of the Company by written consents, on the 15th day of October, 2002.

/s/ N. Taylor Brockman
N. Taylor Brockman, Secretary

1999 STOCK OPTION PLAN

OF

PINPOINT NETWORKS, INC.

As amended through: March 27, 2002

1999 STOCK OPTION PLAN

OF

PINPOINT NETWORKS, INC.

1.	Purpose

The purpose of the 1999 Stock Option Plan of Pinpoint Networks, Inc. (the “plan”) is to encourage and enable selected key employees, directors and independent contractors in the service of Pinpoint Networks, Inc., a Delaware corporation (the “Corporation”), or its related corporations to acquire or to increase their holdings of common stock of the Corporation (the “common stock”) in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of incentive stock options (“incentive options”) and nonqualified stock options (“nonqualified options”). Incentive options and nonqualified options shall be referred to herein collectively as “options.” To the extent that any option is designated as an incentive stock option and such option (or part of such option) does not qualify as an incentive stock option, it shall constitute a nonqualified stock option.

2.	Administration of the Plan

(a) The plan shall be administered by the Board of Directors of the Corporation (the “Board”) or, at the discretion of the Board, by a committee (the “Committee”) appointed by the Board. Notwithstanding the foregoing, in the event that transactions in common stock by directors or officers of the Corporation are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), then the Committee shall include no fewer than the minimum number of “non-employee directors,” as such term is defined in Rule 16b-3(b)(3) promulgated under the 1934 Act, as may be required by Rule 16b-3 or any successor rule. The term “Administrator” shall mean the party responsible for the administration of the plan pursuant to this Section 2(a).

(b) Any action of the Administrator may be taken by a written instrument signed by all of the members of the Board or Committee, as the case may be, and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the plan, the Administrator shall have full and final authority, in its discretion, to take any action with respect to the plan including, without limitation, the following: (i) to determine the individuals to receive options, the nature of each option as an incentive option or a nonqualified option, the times when options shall be granted, the number of shares to be subject to each option, the option price (determined in accordance with

Section 6), the option period, the time or times when each option shall be exercisable and the other terms, conditions, restrictions and limitations of an option; (ii) to prescribe the form or forms of the agreements evidencing any options granted under the plan; (iii) to establish, amend and rescind rules and regulations for the administration of the plan; and (iv) to construe and interpret the plan, the rules and regulations, and the agreements evidencing options granted under the plan, and to make all other determinations deemed necessary or advisable for administering the plan. Notwithstanding the foregoing, the Administrator shall have complete authority, in its discretion, to accelerate the date that any option which is not otherwise exercisable shall become exercisable in whole or in part, without any obligation to accelerate such date with respect to other options granted to the optionee (as defined below) or to accelerate such date with respect to options granted to any other optionee or to treat all optionees similarly situated in the same manner.

3.	Effective Date

The effective date of the plan is September 1, 1999. Options may be granted under the plan on and after the effective date, but not after August 31, 2009.

4.	Options; Shares of Stock Subject to the Plan

Both incentive options and nonqualified options, as designated by the Administrator, may be granted under the plan. The shares of common stock that may be issued and sold pursuant to options shall not exceed in the aggregate 3,333,014 of the authorized but unissued shares of the common stock of the Corporation, including shares purchased on the open market. The Corporation hereby reserves sufficient authorized shares of common stock to provide for the exercise of options granted hereunder. Any shares of common stock subject to an option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an option granted under the plan.

5.	Eligibility

An option may be granted only to an individual who satisfies the following eligibility requirements on the date the option is granted:

(a) The individual is either (i) a key employee of the Corporation or a related corporation, (ii) a member of the Board or (iii) an independent contractor providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an “employee” only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied.

Also, for this purpose, a “key employee” is an employee of the Corporation or a related corporation whom the Administrator determines is in a position to affect materially the profits of the Corporation or a related corporation by reason of the nature and extent of such employee’s duties, responsibilities, personal capabilities, performance and potential, or any combination of the foregoing.

(b) With respect to the grant of an incentive option, the individual is an employee who does not own, immediately before the time that the incentive option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation; provided, that an individual owning more than ten percent of the total combined voting power of all classes of stock of the Corporation or a related corporation may be granted an incentive option if the price at which such option may be exercised is greater than or equal to 110% of the fair market value of the shares on the date the option is granted and the period of the option does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an option shall be granted (an “optionee”).

6.	Option Price

The price per share at which an option may be exercised (the “option price”) shall be established by the Administrator at the time the option is granted and shall be set forth in the terms of the agreement evidencing the grant of the option; provided, that in the case of an incentive option, the option price shall be equal to or greater than the fair market value per share of the shares on the date the option is granted. In addition, the following rules shall apply:

(a) An incentive option shall be considered to be granted on the date that the Administrator acts to grant the option, or on any later date specified by the Administrator as the effective date of the option. A nonqualified option shall be considered to be granted on the date the Administrator acts to grant the option or any other date specified by the Administrator as the effective date of the option.

(b) The fair market value of the shares shall be determined in good faith by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations; provided, that if the shares are listed for trading on the New York Stock Exchange or the American Stock Exchange or included in the NASDAQ National Market System, the fair market value shall be the closing sales price of the shares on the New York Stock Exchange or the American Stock Exchange or as reported in the NASDAQ National Market System (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available; and, provided further, if the shares are quoted on the NASDAQ System but are not included in the NASDAQ National Market System, the fair market value shall be the mean between the high bid and low asked quotations in the NASDAQ System on the date immediately preceding the date the option is granted for which such information is available.

(c) In no event shall there first become exercisable by the optionee in any one calendar year incentive stock options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000.

7.	Option Period and Limitations on the Right to Exercise Options

(a) The period during which an option may be exercised (the “option period”) shall be determined by the Administrator when the option is granted and shall not extend more than ten years from the date on which the option is granted. An option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Administrator and set forth in the agreement evidencing such option, subject to the rights granted herein to the Administrator in specified circumstances to accelerate the time when options may be exercised. Any option or portion thereof not exercised before the expiration of the option period shall terminate.

(b) An option may be exercised by giving written notice of at least ten days to the Administrator at such place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash; (ii) shares owned by the optionee at the time of exercise; (iii) shares of common stock withheld upon exercise; (iv) delivery of a properly executed written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (v) any combination of the foregoing methods. Shares tendered or withheld in payment upon the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of Section 6(b).

(c) No option granted to an optionee who was an employee at the time of grant shall be exercised unless the optionee is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

(i) An option shall not be affected by any change in the terms, conditions or status of the optionee’s employment, provided that the optionee continues to be an employee of the Corporation or a related corporation.

(ii) The employment relationship of an optionee shall be treated as continuing intact for any period that the optionee is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the optionee’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of an optionee shall also be treated as continuing intact while the optionee is not in active service because of disability. For purposes of this Section 7(c)(ii), “disability” shall mean the inability of the optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator shall determine whether an optionee is disabled within the meaning of this paragraph.

(iii) If the employment of an optionee is terminated because of disability within the meaning of subparagraph (ii), or if the optionee dies while he is an employee or dies after the termination of his employment because of disability, the option may be exercised only to the extent exercisable on the date of the optionee’s termination of employment or death while employed (the “termination date”), except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of twelve months next succeeding the termination date; or (B) the close of the option period. In the event of the optionee’s death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

(iv) If the employment of the optionee is terminated for any reason other than disability (as defined in subparagraph (ii)) or death or for “cause,” his option may be exercised to the extent exercisable on the date of such termination of employment, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the date of such termination of employment. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the optionee dies following such termination of employment and prior to the earlier of the dates specified in (A) or (B) of this subparagraph (iv), the optionee shall be treated as having died while employed under subparagraph (iii) immediately preceding (treating for this purpose the optionee’s date of termination of employment as the termination date). In the event of the optionee’s death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

(v) If the employment of the optionee is terminated for “cause,” his option shall lapse and no longer be exercisable as of the effective time and date of his termination of employment as determined by the Administrator. For purposes of this subparagraph (v) and subparagraph (iv), the optionee’s termination shall be for “cause” if such termination results from the optionee’s (A) misappropriation of the Corporation’s funds or assets, (B) conviction of a felony, (C) causing the Corporation to commit a violation of local, state or federal laws, (D) gross neglect or gross malperformance of duty, (E) intentional damage to substantial property of the Corporation, (F) engaging in acts involving moral turpitude, (G) the performance of any act (including any dishonest or fraudulent act) materially detrimental to the interests of the Corporation or (H) material breach of his or her obligations under an employment, consulting or similar agreement. The determination of “cause” shall be made by the Administrator and its determination shall be final and conclusive.

(d) An option granted to an optionee who was an independent contractor of the Corporation or a related corporation at the time of the grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 7(c) above) may be exercised only to the extent exercisable on the date of the optionee’s termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the services of the optionee are terminated for cause (as defined in Section 7(c)(v) above) his option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date.

(e) An option granted to an optionee who was a member of the Board at the time of the grant may be exercised only to the extent exercisable on the date of the optionee’s termination of service as a director of the Corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the period of 90 days next succeeding the termination date; or (B) the close of the option period. If the services of the optionee as a director are terminated for cause (as defined in Section 7(c)(v) above) his option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date.

(f) An optionee or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option unless and until certificates for such shares are issued to him or them under the plan.

(g) Nothing in the plan shall confer upon the optionee any right to continue in the service of the Corporation or a related corporation as an employee, director or independent contractor, as the case may be, or to interfere in any way with the right of the Corporation or a related corporation to terminate the optionee’s employment or service at any time.

8.	Nontransferability of Options and Shares

Incentive options granted pursuant to the plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder. Nonqualified options granted pursuant to the plan shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order, as defined by the Code or Title I of ERISA or the rules thereunder, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the “1933 Act”). An option shall be exercisable during the optionee’s lifetime only by him. To the extent required by Section 16 of the 1934 Act, shares acquired upon the exercise of an option shall not, without the consent of the Administrator, be transferable (including by pledge or hypothecation) until the expiration of six months after the date the option was granted.

9.	Dilution or Other Adjustments

If there is any change in the outstanding shares of common stock of the Corporation as a result of a merger, consolidation, reorganization, stock dividend, stock split to holders of shares that is distributable in shares, or other change in the capital stock structure of the Corporation, the Administrator shall make such adjustments to options, to the number of shares reserved for issuance under the plan, and to any provisions of this plan as the Administrator deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

10.	Withholding

The Corporation shall require any recipient of shares pursuant to the exercise of an option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such optionee. Notwithstanding the foregoing, the optionee may satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to the exercise of an option, by electing (the “Election”) to have the Corporation withhold shares of common stock from the shares to which the optionee is entitled. The number of shares to be withheld shall have a fair market value (determined in accordance with Section 6(b)) as of the date that the amount of tax to be withheld is determined (the “Tax Date”) as nearly equal as possible to (but not exceeding) the amount of the obligations being satisfied. Each Election must be made in writing to the Administrator prior to the Tax Date.

11.	Certain Definitions

For purposes of the plan, the following terms shall have the meaning indicated:

(a) “Related corporation” means any parent, subsidiary or predecessor of the Corporation.

(b) “Parent” or “parent corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time that the option is granted, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

(c) “Subsidiary” or “subsidiary corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time that the option is granted, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

(d) “Predecessor” or “predecessor corporation” means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

(e) In general, terms used in the plan shall, where appropriate, be given the meaning ascribed to them under the provisions of the Code applicable to incentive stock options.

12.	Stock Option Agreement

The grant of any option under the plan shall be evidenced by the execution of an agreement (the “Agreement”) between the Corporation and the optionee. Such Agreement shall set forth the date of grant of the option, the option price, the option period, the designation of the option as an incentive option or a nonqualified option, and the time or times when and the conditions upon the happening of which the option shall become exercisable. Such Agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject; restrictions, if any, on the repurchase of the shares by the Corporation; and such other terms and conditions as the Administrator shall determine which are consistent with the provisions of the plan and applicable law and regulations.

13.	Restrictions on Shares

The Corporation may impose such restrictions on any shares acquired upon exercise of options granted under the plan as it may deem advisable, including, without limitation,

restrictions necessary to ensure compliance with the 1933 Act and restrictions required by any applicable self-regulatory organization or any blue sky or securities laws applicable to such shares. The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an option in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

14.	Amendment or Termination

The plan may be amended or terminated by action of the Board; provided, that:

(a) Any amendment which would (i) materially increase the aggregate number of shares which may be issued under the plan (other than changes as described in Section 9), or (ii) materially change the requirements for eligibility to receive options under the plan shall be made only with the approval of the stockholders of the Corporation.

(b) No outstanding option shall be amended or terminated (i) without the consent of the optionee if such amendment or termination would adversely affect the optionee’s rights with respect to such option; and (ii) if the option is an incentive option, without the opinion of legal counsel to the Corporation that such amendment will not constitute a “modification” within the meaning of Section 424 of the Code if the Administrator determines such an opinion is necessary.

15.	Compliance with Section 16(b)

To the extent that participants in the plan are subject to Section 16(b) of the 1934 Act, it is the intention of the Corporation that transactions under the plan shall comply with Rule 16b-3 promulgated under the 1934 Act and, if any provision of the plan is subsequently found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void. In all events, the plan shall be construed in favor of plan transactions meeting the requirements of Rule 16b-3 or any applicable successor rule.

16.	Applicable Law

Except as otherwise provided herein, the plan shall be construed and enforced according to the laws of the State of North Carolina.

IN WITNESS WHEREOF, this 1999 Stock Option Plan of Pinpoint Networks, Inc., as amended through March 26, 2001, has been executed on behalf of the Corporation as of the 26th day of March 2002.

PINPOINT NETWORKS, INC.

By:	/s/ Judson S. Bowman
Judson S. Bowman
President and Chief Executive Officer

ATTEST:

/s/ N. Taylor Brockman
N. Taylor Brockman
Secretary

[CORPORATE SEAL]

STOCK OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”), made the      day of                     , 20    , between Pinpoint Networks, Inc., a Delaware corporation (the “Corporation”), and                                         , an employee of the Corporation or a related corporation (the “Optionee”);

R E C I T A L S:

In furtherance of the purposes of the 1999 Stock Option Plan of Pinpoint Networks, Inc. (the “Plan”), the Corporation and the Optionee hereby agree as follows:

1. The rights and duties of the Corporation and the Optionee under this Agreement shall in all respects be subject to and governed by the provisions of the Plan, a copy of which has been delivered to Optionee and the terms of which are incorporated herein by reference.

2. The Corporation hereby grants to the Optionee pursuant to the Plan, as a matter of separate inducement and agreement in connection with his employment with or service to the Corporation, and not in lieu of any salary or other compensation for his services, the right and option (the “option”) to purchase all or any part of an aggregate of                      (            ) shares (the “shares”) of the common stock of the Corporation, at the purchase price of                                          Dollars ($            ) per share. The option to purchase                      (            ) of the shares shall be designated as an incentive option. The option to purchase                      (            ) of the shares shall be designated as a nonqualified option. To the extent that any option is designated as an incentive option and such option does not qualify as an incentive option, it shall be treated as a nonqualified option. Except as otherwise provided in the plan, the option will expire if not exercised in full before                     , 20    .

3. The option shall become exercisable on the date or dates set forth on Schedule A attached hereto and made a part hereof. To the extent that an option which is exercisable is not exercised, such option shall accumulate and be exercisable by the Optionee in whole or in part at any time prior to expiration of the option. The minimum number of shares that may be purchased under the option at one time shall be      (    ). Upon the exercise of an option in whole or in part, the Optionee shall pay the option price to the Corporation in accordance with the provisions of Section 7 of the Plan, and the Corporation shall as soon thereafter as practicable deliver to the Optionee a certificate or certificates for the shares purchased.

4. Nothing contained in this Agreement or the Plan shall require the Corporation or a related corporation to continue to employ the employment or service of the Optionee for any particular period of time, nor shall it require the Optionee to remain in the Corporation or such related corporation for any particular period of time. Except as otherwise expressly provided in the Plan, all rights of the Optionee under the Plan with respect to the unexercised portion of his option shall terminate upon termination of the employment of the Optionee with the Corporation or a related corporation.

5. This option shall not be transferable (including by pledge or hypothecation) other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended (the “Code”), or title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder). This option shall be exercisable during the Optionee’s lifetime only by the Optionee.

6. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

7. This Agreement may be modified or amended only by the written agreement of the parties hereto.

8. This Agreement shall be construed and enforced according to the laws of the State of North Carolina.

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation and by the Optionee on the day and year first above written.

PINPOINT NETWORKS, INC.

By:
President

ATTEST:

Secretary

[CORPORATE SEAL]

OPTIONEE

(SEAL)

SCHEDULE A

TO

STOCK OPTION AGREEMENT

Name of Optionee:                                                              .

Date option granted:                                                  , 19    .

Date option expires:                                                  , 20    .

Number of shares subject to option:              shares.

Option price (per share): $            .

Date Installment First Exercisable	Number of Shares in Installment	Incentive or Nonqualified Stock Option